                                                                     Exhibit 4.4



                                WARRANT AGREEMENT

        THIS WARRANT AGREEMENT (the "Agreement") dated as of _____________, 2002, is by and between Greengate Corporation, a Delaware corporation (the "Company"), and Corporate Stock Transfer, Inc. (the "Warrant Agent").

        WHEREAS, the Company is conducting a public offering (the "Public Offering") of 200,000 units (the "Units"), each Unit consisting of one share of Common Stock, $.0001 par value per share ("Common Stock"), one redeemable Class A common stock purchase warrant (the "Class A Warrant"), and one redeemable Class B common stock purchase warrant (the "Class B Warrant," and together with the Class A Warrant, the "Warrants"). Each Class A Warrant entitles the holder to purchase one share of Common Stock at a price of $1.00 per share, and each Class B Warrant entitles the holder to purchase one share of Common Stock at a price of $1.50 per share; and

        WHEREAS, the terms and conditions of the Public Offering are more fully described in the definitive prospectus (the "Prospectus") included in the Company's Registration Statement, as defined below;

        WHEREAS, the Public Offering of the Units is subject to and is being conducted in accordance with Rule 419 of the Securities Act of 1933 pertaining to public offerings by companies commonly referred to as "blank check companies." In accordance with the requirements of Rule 419, the Warrants included in the Units sold to investors will be deposited and held in an escrow account (the "Escrow Account") established at and maintained by the Escrow Agent with Key Bank National Association, World Trade Center Branch, Denver, Colorado as escrow holder (the "Escrow Holder") and can be released only in accordance with the terms of the escrow agreement between the Company, the Escrow Agent and the Escrow Holder pursuant to which the Escrow Account has been established (the "Escrow Agreement");

        WHEREAS, if the Warrants are exercised while they are being held in the Escrow Account, Rule 419 requires that the exercise price paid and the shares purchased must be deposited and held in the Escrow Account and can be released only in accordance with the terms of the Escrow Agreement;

        WHEREAS, Rule 419 requires and the Escrow Agreement provides that the Warrants may not be transferred while they are being held in the Escrow Account except by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986 as amended, or Title I of the Employment Retirement Income Security Act (ERISA), or the rules thereunder; and

        WHEREAS, the Company desires to provide for the issuance, registration, transfer and exchange of certificates representing the Class A Warrants (the "Class A Warrant Certificates") and the Class B Warrants (the "Class B Warrant Certificates," and together with the Class A Warrant Certificates, the "Warrant Certificates") and for the exercise of the Warrants.

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        NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties agree as follows:

1.      Definitions.  As used herein:

        (a) "Common Stock" shall mean Common Stock of the Company, $.0001 par value per share.

        (b) "Corporate Office" shall mean the place of business of the Warrant Agent (or its successor) which office is presently located at 3200 Cherry Creek Drive South, Suite 430, Denver, Colorado 80209.

        (c) "Effective Date" shall mean the date on which the Company's Registration Statement is declared effective by the Securities and Exchange Commission.

        (d) "Exercise Date" shall mean the date of surrender for exercise of any Warrant Certificate, provided the exercise form on the back of the Warrant Certificate or a form substantially similar thereto has been completed in full by the Registered Owner or a duly appointed attorney and the Warrant Certificate is accompanied by payment in full of the Exercise Price.

        (e) "Exercise Period" shall mean the period commencing on the Effective Date and extending to and through the Expiration Date.

        (f) "Exercise Price" shall mean, subject to modification and adjustment as provided in Section 10 of this Agreement, $1.00 per share in the case of the Class A Warrants and $1.50 per share in the case of the Class B Warrants; provided, however, that in the event the Company reduces the Exercise Price, the Exercise Price shall be as established by the Company.

        (g) "Expiration Date" shall mean, unless the Warrants are redeemed as provided in Section 6 hereof prior to such date, 5:00 P.M. Mountain Time on the last day of the two year period commencing on the Effective Date; provided however, if such date shall be a holiday or a day on which banks are authorized to close, then Expiration Date shall mean 5:00 p.m., Mountain Time on the next following day which in the State of Colorado is not a holiday or a day on which banks are authorized to close. If the Company redeems the Warrants as provided in Section 6 of this Agreement, the Expiration Date shall be the date fixed for redemption.

        (h) "Warrants" shall mean 200,000 Class A Warrants to purchase 200,000 shares of Common Stock and 200,000 Class B Warrants to purchase 200,000 shares of Common Stock, all of which will be sold in the Public Offering as part of the Units.



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

        (i) "Registered Owner" shall mean the person in whose name any Warrant Certificate shall be registered on the books maintained by the Warrant Agent pursuant to Section 8 of this Agreement.

        (j) "Registration Statement" shall mean the Company's Registration Statement on Form SB-2 (S.E.C. File No. 333-________), as amended.

        (k) "Transfer Agent" shall mean Corporate Stock Transfer, Inc. or any successor, as the transfer agent and registrar of the Common Stock.

        (l) "Warrant Agent" shall mean Corporate Stock Transfer, Inc. or any successor, as the transfer agent and registrar of the Warrants.

        (m) "Warrant Shares" shall mean and include up to 400,000 authorized and unissued shares of Common Stock reserved for issuance on exercise of the Warrants, and unless otherwise noted, any additional shares of Common Stock or other property which may hereafter be issuable or deliverable on exercise of the Warrants pursuant to Section 10 of this Agreement.

2. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act on behalf of the Company in connection with the issuance, registration, transfer and exchange of Warrant Certificates and the exercise of the Warrants, and the Warrant Agent hereby accepts such appointment.

3.      Warrants and Issuance of Warrant Certificates.

        (a) Each Warrant shall initially entitle the Registered Owner of a Warrant Certificate representing Warrants to purchase one share of Common Stock on the exercise of each Warrant, subject to modification and adjustment as hereinafter provided in Section 10. Warrant Certificates representing 200,000 Class A Warrants and evidencing the right to purchase an aggregate of 200,000 shares of Common Stock of the Company, and Warrant Certificates representing 200,000 Class B Warrants and evidencing the right to purchase an aggregate of 200,000 shares of Common Stock of the Company shall be executed by the duly authorized officers of the Company and delivered to the Warrant Agent for countersignature. The Warrant Certificates representing the Warrants will be issued and delivered on written order of the Company signed by the duly authorized officers of the Company.

        (b) Except as provided in Section 9 hereof, no Warrant Certificates shall be issued except (i) Warrant Certificates initially issued hereunder, (ii) Warrant Certificates issued upon the transfer, exchange or exercise of Warrants, and (iii) Warrant Certificates issued in replacement of lost, stolen, destroyed or mutilated Warrant Certificates pursuant to Section 9.

4.      Form and Execution of Warrant Certificates.

        (a) The Class A Warrant Certificates and Class B Warrant Certificates shall be substantially in the forms attached hereto as Exhibits "A" and "B," respectively (the provisions of which are incorporated herein), and may have such letters, numbers or other marks of identification and such legends, summaries or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement. The Warrant Certificates shall be dated as of the date of issuance thereof by the Company, whether on initial issuance, transfer, exchange or in lieu of mutilated, lost, stolen or destroyed Warrant Certificates.

        (b) The Warrant Certificates shall be executed on behalf of the Company by its duly authorized officers, by manual signatures or by facsimile signatures printed thereon, and shall have imprinted thereon a facsimile of the Company's seal. The Warrant Certificates shall be countersigned manually or by facsimile by the Warrant Agent and shall not be valid for any purpose unless so countersigned. In the event any officer of the Company who signed any of the Warrant Certificates shall cease to be such officer of the Company before the date of issuance of the Warrant Certificates or before countersignature and delivery by the Warrant Agent, such Warrant Certificates, nevertheless, may be countersigned, issued and delivered by the Warrant Agent with the same force and effect as though the person who signed such Warrant Certificates had not ceased to be such officer of the Company.

5.      Exercise.

        (a) The exercise of Warrants in accordance with this Agreement shall only be permitted during the Exercise Period.

        (b) Warrants shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date. The exercise form shall be executed by the Registered Owner thereof or the Registered Owner's attorney duly authorized in writing and shall be delivered to the Warrant Agent together with payment of the Exercise Price for the number of shares as to which the Warrants are being exercised. Payment shall be made in lawful money of the United States of America by check or wire transfer payment payable to the order of the Warrant Agent for the account of the Company.

        (c) The person entitled to receive the number of Warrant Shares deliverable on such exercise shall be treated for all purposes as the Registered Owner of such Warrant Shares as of the close of business on the Exercise Date. The Company shall not be obligated to issue any fraction of a share of Common Stock on the exercise of Warrants. If Warrants represented by more than one Warrant Certificate shall be exercised at one time by the same Registered Owner, the number of full Warrant Shares which shall be issuable on exercise thereof shall be computed on the basis of the aggregate number of full Warrant Shares issuable on such exercise.

        (d) The Warrant Agent shall promptly notify the Company in writing of any exercise and of the number of Warrant Shares to be delivered and shall cause payment of an amount equal to the Exercise Price to be made to the Escrow Agent or the Company as hereinafter provided. The parties contemplate such payments will be made by the Warrant Agent on a weekly basis and will consist of collected funds only. The Warrant Agent shall hold any proceeds collected and not yet paid in a Federally-insured escrow account at a commercial bank selected by agreement of the Company and the Warrant Agent at all times relevant hereto. Following a determination by the Warrant Agent that collected funds have been received, the Warrant Agent shall cause the Transfer Agent to issue share certificates representing the number of Warrant Shares purchased by the Registered Owner. If the Warrants are exercised while they are being held in the Escrow Account, the share certificates representing the Warrant Shares purchased by the Registered Owner and collected funds in an amount equal to the Exercise Price shall be deposited into the Escrow Account. If the Warrants are exercised after they have been released from the Escrow Account, the share certificates representing the Warrant Shares purchased by the Registered Owner shall be delivered to the person or persons entitled to receive the same, and collected funds in an amount equal to the Exercise Price shall be delivered to the Company.

        (e) Expenses incurred by the Warrant Agent, including administrative costs, and the standard fees imposed by the Warrant Agent for the Warrant Agent's services, shall be paid by the Company and shall not be deducted from any collected funds prior to the deposit thereof into the Escrow Account.

        (f) A detailed accounting statement setting forth the number of Warrants exercised, the number of Warrant Shares issued, the amount of collected funds received upon exercise of Warrants and all expenses incurred by the Warrant Agent shall be transmitted to the Company each time a payment of collected funds is made. Such accounting statement shall serve as an interim accounting for the Company during the Exercise Period. The Warrant Agent shall render to the Company, at the completion of the Exercise Period, a complete accounting setting forth the number of Warrants exercised, the identity of persons exercising such Warrants, the number of Warrant Shares issued, the amount of collected funds deposited into the Escrow Account or delivered to the Company, and all expenses incurred by the Warrant Agent.

        (g) The Company may be required to deliver a prospectus that satisfies the requirements of Section 10 of the Securities Act of 1933, as amended (the "Securities Act") with delivery of the Warrant Shares and must have a registration statement (or a post-effective amendment to an existing registration statement) effective under the Securities Act in order for the Company to comply with any such prospectus delivery requirements. The Company will advise the Warrant Agent of the status of any such registration statement under the Securities Act and of the effectiveness of the Company's Registration Statement or lapse of effectiveness.

        (h) No issuance of Warrant Shares shall be made unless there is an effective registration statement under the Securities Act, and registration or qualification of the Warrant Shares, or an exemption therefrom, has been obtained from state or other regulatory authorities in the jurisdiction in which such Warrant Shares are sold. The Company will provide to the Warrant Agent written confirmation of all such registrations or qualifications, or an exemption therefrom, when requested by the Warrant Agent.

6.      Redemption.

        (a) Commencing the Effective Date, the Company may, at its option, redeem the Class A Warrants in whole, but not in part, for a redemption price of $.001 per Class A Warrant, on not less than 30 days' written notice to the Registered Owners. The right to redeem the Class A Warrants may be exercised by the Company during the Exercise Period only in the event (i) the closing bid price for the Company's Common Stock, as reported by the market on which the common stock trades, has exceeded the Exercise Price by $.50 for any 20 consecutive trading days, and (ii) any notice of the call for redemption is given not more than ten (10) business days after the conclusion of the 20 consecutive trading days referred to in (i) above. In the event the Company exercises its right to redeem the Class A Warrants, the Expiration Date will be deemed to be, and the Class A Warrants will be exercisable until the close of business on, the date fixed for redemption in such notice. If any Class A Warrant called for redemption is not exercised by such time, it will cease to be exercisable and the Registered Owner thereof will be entitled only to the redemption price.

        (b) Commencing the Effective Date, the Company may, at its option, redeem the Class B Warrants in whole, but not in part, for a redemption price of $.001 per Class B Warrant, on not less than 30 days' written notice to the Registered Owners. The right to redeem the Class B Warrants may be exercised by the Company during the Exercise Period only in the event (i) the closing bid price for the Company's Common Stock, as reported by the market on which the common stock trades, has exceeded the Exercise Price by $.50 for any 20 consecutive trading days, and (ii) any notice of the call for redemption is given not more than ten (10) business days after the conclusion of the 20 consecutive trading days referred to in (i) above. In the event the Company exercises its right to redeem the Class B Warrants, the Expiration Date will be deemed to be, and the Class B Warrants will be exercisable until the close of business on, the date fixed for redemption in such notice. If any Class B Warrant called for redemption is not exercised by such time, it will cease to be exercisable and the Registered Owner thereof will be entitled only to the redemption price.

7.      Reservation of Shares and Payment of Taxes.

        (a) The Company covenants that it will at all times reserve and have available from its authorized shares of Common Stock such number of shares as shall then be issuable on exercise of all outstanding Warrants. The Company covenants that upon exercise of the Warrants and payment of the Exercise Price therefor, all Warrant Shares issuable upon such exercise shall, at the time of delivery thereof, be duly and validly issued, fully paid and non-assessable.

        (b) The Company shall pay all documentary, stamp or similar taxes and other government charges that may be imposed with respect to the issuance of the Warrants, or the issuance, transfer or delivery of any Warrant Shares on exercise of the Warrants; provided, however, that if Warrant Shares are to be delivered in a name other than the name of the Registered Owner of the Warrant Certificates, no such delivery shall be made unless the person requesting the same has paid to the Warrant Agent or the Company's Transfer Agent the amount of any such taxes or charges incident thereto.

        (c) The Warrant Agent is hereby irrevocably authorized as the Transfer Agent to requisition from time to time certificates representing shares of Common Stock required upon exercise of the Warrants, and the Company will comply with all such requisitions.

8.      Exchange and Registration of Transfer.

        (a) Subject to the limitations on transfer described in subsection (e) below, the Warrant Certificates may be transferred in whole or in part and may be separately transferred from the stock certificate to which such Warrant Certificate is attached upon initial issuance, if any, at any time during the Exercise Period. Warrant Certificates may be exchanged for other Warrant Certificates representing an equal aggregate number of Warrants. Warrant Certificates to be exchanged shall be surrendered to the Warrant Agent at its Corporate Office. The Company shall execute and the Warrant Agent shall countersign, issue and deliver in exchange therefor, the Warrant Certificate or Certificates which the holder making the exchange shall be entitled to receive.

        (b) The Warrant Agent shall keep transfer books at its Corporate Office in which Warrant Certificates and the transfer thereof shall be registered. Subject to the limitations on transfer described in subsection (e) below, on due presentment for registration of transfer of any Warrant Certificate at such office, the Company shall execute and the Warrant Agent shall countersign and deliver to the transferee or transferees a new Warrant Certificate or Certificates representing an equal aggregate number of Warrants.

        (c) All Warrant Certificates presented for registration of transfer or exercise shall be duly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Warrant Agent, duly executed by the Registered Owner thereof or his attorney duly authorized in writing.

        (d) Prior to due presentment for registration of transfer thereof, the Company and the Warrant Agent may treat the Registered Owner of any Warrant Certificate as the absolute owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company or the Warrant Agent) and the parties to this Agreement shall not be affected by any notice to the contrary.

        (e) The Warrants may not be transferred while they are being held in the Escrow Account established at and maintained by the Escrow Agent with the Escrow Holder pursuant to the Escrow Agreement between the Company, the Escrow Agent and the Escrow Holder except by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employment Retirement Income Security Act (ERISA), or the rules thereunder.

9. Loss or Mutilation. On receipt by the Company and the Warrant Agent of evidence satisfactory to them of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate, the Company shall execute and the Warrant Agent shall countersign and deliver in lieu thereof, a new Warrant Certificate representing an equal aggregate number of Warrants. In the case of loss, theft or destruction of any Warrant Certificate, the Registered Owner requesting issuance of a new Warrant Certificate shall be required to obtain an indemnity bond from an approved surety bonding company in favor of the Company and Warrant Agent in an amount satisfactory to each of them. In the event a Warrant Certificate is mutilated, such Warrant Certificate shall be surrendered and canceled by the Warrant Agent prior to delivery of a new Warrant Certificate. Applicants for a substitute Warrant Certificate shall also comply with such other regulations and pay such other reasonable charges as the Warrant Agent may prescribe.

10.     Adjustment of Exercise Price and Warrant Shares.

        (a) If at any time prior to the expiration of the Warrants by their terms or by exercise, the Company increases or decreases the number of its issued and outstanding shares of Common Stock, or changes in any way the rights and privileges of such shares of Common Stock, by means of (i) the payment of a share dividend or the making of any other distribution on such shares of Common Stock payable in its shares of Common Stock, (ii) a split or subdivision of shares of Common Stock, or (iii) a consolidation or combination of shares of Common Stock, then the Exercise Price in effect at the time of such action and the number of Warrants required to purchase each Warrant Share at that time shall be proportionately adjusted so that the numbers, rights and privileges relating to the Warrant Shares then purchasable upon the exercise of the Warrants shall be increased, decreased or changed in like manner, for the same aggregate purchase price set forth in the Warrants, as if the Warrant Shares purchasable upon the exercise of the Warrants immediately prior to the event had been issued, outstanding, fully paid and non-assessable at the time of that event. Any dividend paid or distributed on the shares of Common Stock in shares of any other class of shares of the Company or securities convertible into shares of Common Stock shall be treated as a dividend paid in shares of Common Stock to the extent shares of Common Stock are issuable on the payment or conversion thereof.

        (b) In the event, prior to the expiration of the Warrants by their terms or by exercise, the Company shall be recapitalized by reclassifying its outstanding shares of Common Stock into shares with a different par value, or by changing its outstanding shares of Common Stock to shares without par value or in the event of any other material change in the capital structure of the Company or of any successor corporation by reason of any reclassification, recapitalization or conveyance, prompt, proportionate, equitable, lawful and adequate provision shall be made whereby any Registered Owner of the Warrants shall thereafter have the right to purchase, on the basis and the terms and conditions specified in this Agreement, in lieu of the Warrant Shares theretofore purchasable on the exercise of any Warrant, such securities or assets as may be issued or payable with respect to or in exchange for the number of Warrant Shares theretofore purchasable on exercise of the Warrants had such reclassification, recapitalization or conveyance not taken place; and in any such event, the rights of any Registered Owner of a Warrant to any adjustment in the number of Warrant Shares purchasable on exercise of such Warrant, as set forth above, shall continue and be preserved in respect of any stock, securities or assets which the Registered Owner becomes entitled to purchase.

        (c) In the event the Company, at any time prior to the expiration of the Warrants by their terms or by exercise, shall sell all or substantially all of its property, or dissolves, liquidates or winds up its affairs, prompt, proportionate, equitable, lawful and adequate provision shall be made as part of the terms of such sale, dissolution, liquidation or winding up such that the Registered Owner of a Warrant may thereafter receive, on exercise thereof, in lieu of each Warrant Share which the Registered Owner would have been entitled to receive, the same kind and amount of any stock, securities or assets as may be issuable, distributable or payable on any such sale, dissolution, liquidation or winding up with respect to each share of Common Stock of the Company; provided, however, that in the event of any such sale, dissolution, liquidation or winding up, the right to exercise the Warrants shall terminate on a date fixed by the Company, such date to be not earlier than 5:00 P.M., Mountain Time , on the 30th day next succeeding the date on which notice of such termination of the right to exercise the Warrants has been given by mail to the Registered Owners thereof at such addresses as may appear on the books of the Warrant Agent.

        (d) Upon exercise of the Warrants by the Registered Owners, the Company shall not be required to deliver fractions of Warrant Shares; provided, however, that the Company shall make prompt, proportionate, equitable, lawful and adequate provisions in respect of any such fraction of one Warrant Share either on the basis of adjustment in the then applicable Exercise Price or a purchase of the fractional interest at the market price of the Company's shares of Common Stock or such other reasonable basis as the Company may determine.

        (e) In the event, prior to expiration of the Warrants by exercise or by their terms, the Company shall determine to take a record of the holders of its shares of Common Stock for the purpose of determining stockholders entitled to receive any stock dividend, distribution or other right which will cause any change or adjustment in the number, amount, price or nature of the shares of Common Stock or other stock, securities or assets deliverable on exercise of the Warrants pursuant to the foregoing provisions, the Company shall give to the Registered Owners of the Warrants at the addresses as may appear on the books of the Warrant Agent at least 30 days' prior written notice to the effect that it intends to take such a record. Such notice shall specify the date as of which such record is to be taken; the purpose for which such record is to be taken; and the number, amount, price and nature of the shares of Common Stock or other stock, securities or assets which will be deliverable upon exercise of the Warrants after the action for which such record will be taken has been completed. Without limiting the obligation of the Company to provide notice to the Registered Owners of the Warrants of any corporate action hereunder, the failure of the Company to give notice shall not invalidate such corporate action of the Company.

        (f) The Warrants shall not entitle the Registered Owner thereof to any of the rights of stockholders or to any dividend declared on the shares of Common Stock unless the Warrant is exercised and the Warrant Shares purchased prior to the record date fixed by the Board of Directors of the Company for the determination of holders of shares of Common Stock entitled to such dividend or other right.

       (g) Any reduction in the applicable Exercise Price shall be effective upon written notice to the Warrant Agent, which notice shall be given pursuant to a duly and validly authorized resolution of the Board of Directors of the Company.

11.     Duties, Compensation and Termination of Warrant Agent.

        (a) The Warrant Agent acts hereunder as agent and in a ministerial capacity for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not, by issuing and delivering Warrant Certificates or by any other act hereunder, be deemed to make any representations as to the validity, value or authorization of the Warrant Certificates or the Warrants represented thereby or of the Warrant Shares or other property delivered on exercise of any Warrant.

        (b) The Warrant Agent shall not be under any duty or responsibility to any holder of the Warrant Certificates to make or cause to be made any adjustment of the Exercise Price or to determine whether any fact exists which may require any such adjustment. The Warrant Agent shall not (i) be liable for any recital or statement of fact contained herein or for any action taken or omitted by it in reliance on any Warrant Certificate or other document or instrument believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties, (ii) be responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained in this Agreement or in the Warrant Certificates, or (iii) be liable for any act or omission in connection with this Agreement except for its own negligence or willful misconduct.

        (c) The Warrant Agent may at any time consult with counsel satisfactory to it (who may be counsel for the Company) and shall incur no liability or responsibility for any action taken or omitted by it in good faith in accordance with the opinion or advice of such counsel.

        (d) Any notice, statement, instruction, request, direction, order or demand of the Company shall be sufficiently evidenced by an instrument signed by an officer of the Company. The Warrant Agent shall not be liable for any action taken or omitted by it in accordance with such notice, statement, instruction, request, direction, order or demand.

        (e) The Company agrees to pay the Warrant Agent reasonable compensation for its services hereunder and to reimburse the Warrant Agent for its reasonable expenses. The Company further agrees to indemnify the Warrant Agent and save it harmless against any and all losses, expenses and liabilities, including judgments, costs and counsel fees, for any action taken or omitted by the Warrant Agent in the execution of its duties and powers hereunder, except losses, expenses and liabilities arising as a result of the Warrant Agent's negligence or willful misconduct.

        (f) The Warrant Agent may resign its duties or the Company may terminate the Warrant Agent and the Warrant Agent shall be discharged from all further duties and liabilities hereunder (except liabilities arising as a result of the Warrant Agent's own negligence or willful misconduct) on 30 days' prior written notice to the other party. Upon notice of such resignation or termination, the Warrant Agent shall cause a copy of such notice to be mailed to the Registered Owner of each Warrant Certificate. The expenses the Warrant Agent incurs in mailing such notice shall be paid by the Company. Upon such resignation or termination, the Company shall appoint a new warrant agent. If the Company shall fail to make such appointment within a period of 30 days after notice of such resignation or termination, then the Registered Owner of any Warrant Certificate may apply to any court of competent jurisdiction for the appointment of a new warrant agent. Any new warrant agent shall have its principal office in the United States. After acceptance in writing of an appointment of a new warrant agent is received by the Company, such new warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the warrant agent, without any further assurance, conveyance, act or deed; provided, however, if it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning Warrant Agent. The Company shall file a notice of appointment of a new warrant agent with the resigning Warrant Agent and shall forthwith cause a copy of such notice to be mailed to the Registered Owner of each Warrant Certificate.

        (g) Any corporation into which the Warrant Agent or any new warrant agent may be converted or merged, or any corporation resulting from any consolidation to which the Warrant Agent or any new warrant agent shall be a party, or any corporation succeeding to the corporate trust business of the Warrant Agent shall be a successor warrant agent under this Agreement without any further act, provided that such corporation is eligible for appointment as a successor to the Warrant Agent. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed to the Company and to the Registered Owner of each Warrant Certificate.

        (h) The Warrant Agent, its officers or directors and it subsidiaries or affiliates may buy, hold or sell Warrants or other securities of the Company and otherwise deal with the Company in the same manner and to the same extent and with like effect as though it were not the Warrant Agent. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

12. Modification of Agreement. The Warrant Agent and the Company may by supplemental agreement make any changes or corrections in this Agreement without the approval of any holders of Warrants (i) that they shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provision or mistake or error herein contained, (ii) that they may deem necessary or desirable and which shall not adversely affect the interests of the Registered Owners of Warrant Certificates; (iii) that they may deem necessary or desirable to decrease the Exercise Price as provided for in Section 1(f) hereof; (iv) or which may be required by law; provided, however, this Agreement shall not otherwise be modified, supplemented or altered in any respect except with the consent in writing of the Registered Owners of Warrant Certificates representing not less than a majority of the Warrants outstanding. Additionally, no change in the number or nature of the Warrant Shares purchasable on exercise of a Warrant or the Exercise Price thereof (other than a decrease in the Exercise Price as provided in Section 1(f) hereof) shall be made without the consent in writing of the Registered Owner of the Warrant Certificate representing such Warrant, other than such changes as are specifically permitted or prescribed by this Agreement.

13. Notices. All notices, demands, elections, opinions or other communications required or desired to be given hereunder shall be in writing and shall be validly given or made to another party if given by personal delivery, telex, facsimile, telegram or if deposited in the United States mail, certified or registered, postage prepaid, return receipt requested. If such notice, demand or other communication is given by personal delivery, telex, facsimile or telegram, service shall be conclusively deemed made at the time of receipt. If such notice, demand or other communication is given by mail, such notice shall be conclusively deemed given forty-eight (48) hours after the deposit thereof in the United States mail addressed to the party to whom such notice, demand or other communication is to be given as hereinafter set forth:

         To the Company:          Greengate Corporation
                                  3070 Bristol Street, Suite 450
                                  Costa Mesa, CA 92626

         To the Warrant Agent:    Corporate Stock Transfer, Inc.
                                  3200 Cherry Creek Drive, South, Suite 430
                                  Denver, Colorado 80209

and, if requested by the Company, to the Registered Owner of a Warrant Certificate, at the address of such Registered Owner as set forth on the books maintained by the Warrant Agent.

14. Persons Benefiting. This Agreement shall be binding upon and inure to the benefit of the Company, the Warrant Agent and their respective successors and assigns, and the Registered Owners and beneficial owners from time to time of the Warrant Certificates. Nothing in this Agreement is intended or shall be construed to confer on any other person any right, remedy or claim or to impose on any other person any duty, liability or obligation.

15. Further Instruments. The parties shall execute and deliver any and all such other instruments and shall take any and all such other actions as may be reasonable or necessary to carry out the intention of this Agreement.

16. Severability. If any provision of this Agreement shall be held, declared or pronounced void, voidable, invalid, unenforceable or inoperative for any reason by any court of competent jurisdiction, government authority or otherwise, such holding, declaration or pronouncement shall not affect adversely any other provision of this Agreement, which shall otherwise remain in full force and effect and be enforced in accordance with its terms, and the effect of such holding, declaration or pronouncement shall be limited to the territory or jurisdiction in which made.

17. Waiver. All the rights and remedies of either party under this Agreement are cumulative and not exclusive of any other rights and remedies as provided by law. No delay or failure on the part of either party in the exercise of any right or remedy arising from a breach of this Agreement shall operate as a waiver of any subsequent right or remedy arising from a subsequent breach of this Agreement. The consent of any party where required hereunder to any act or occurrence shall not be deemed to be a consent to any other action or occurrence.

18. General Provisions. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, without regard to its conflicts of laws principles. Except as otherwise expressly stated herein, time is of the essence in performing hereunder. This Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understandings relating to the subject matter hereof, and this Agreement may not be modified or amended or any term or provision hereof waived or discharged except in writing signed by the party against whom such amendment, modification, waiver or discharge is sought to be enforced. The headings of this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

                                        COMPANY

                                        Greengate Corporation

                                        By:
                                             -----------------------------------
                                                                 , President
                                             --------------------

                                        By:
                                             -----------------------------------
                                                                 , Secretary
                                             --------------------

                                        WARRANT AGENT

                                        Corporate Stock Transfer, Inc.

                                        By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                                                    Exhibit A to
                                                               Warrant Agreement

No. W_________                                              ___________ Warrants

                         CLASS A REDEEMABLE COMMON STOCK
                          PURCHASE WARRANT CERTIFICATE

                              GREENGATE CORPORATION


        This certifies that for value received, _______________ or registered assigns (the "Registered Owner"), is the owner of _______ Class A redeemable common stock purchase warrants (the "Warrants"), each of which Warrants entitles the Registered Owner to purchase during the period commencing _________, 200_ and expiring at 5:00 P.M. Mountain time on ______, 200_, one fully paid and non-assessable share of common stock, $.0001 par value per share, of Greengate Corporation, a Delaware corporation (the "Company"), upon payment of $1.00 per share (the "Exercise Price"); provided, however, that the number of shares of the Company's common stock purchasable upon exercise of each Warrant may be increased or reduced and the Exercise Price adjusted in the event of certain contingencies provided for in the Warrant Agreement described below. Payment of the Exercise Price of Warrants represented by this Warrant Certificate shall be made in lawful money of the United States of America by check or wire transfer payment payable to the order of the Warrant Agent for the account of the Company.

        This Warrant Certificate and each Warrant represented hereby are issued pursuant to and are subject in all respects to the terms and conditions contained in the Warrant Agreement dated as of ___________, 2002 between the Company and Corporate Stock Transfer, Inc. ("Warrant Agent"). Copies of the Warrant Agreement are on file at the office of the Warrant Agent.

        In order to exercise these Warrants, the form of election to purchase on the reverse side must be properly completed and executed. If Warrants represented by this Warrant Certificate are exercised with respect to fewer than all shares purchasable, certificates representing Warrants to purchase the remaining number of shares will be issued. The Company shall not be required to issue fractions of shares upon the exercise of Warrants.

        Warrants are transferable at the office of the Warrant Agent (or of its successor as Warrant Agent) by the Registered Owner thereof in person or by attorney duly authorized in writing, in the manner and subject to the limitations on transfer set forth in the Warrant Agreement, upon surrender of the Warrant Certificate and the payment of transfer taxes, if any. Upon any such transfer, a new Warrant Certificate or new Warrant Certificates of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of shares of the Company's common stock, will be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations set forth in the Warrant Agreement.

        This Warrant Certificate, when surrendered at the office of the Warrant Agent (or of its successor as Warrant Agent) by the Registered Owner in person or by attorney duly authorized in writing, may be exchanged for any other Warrant Certificates of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of shares, subject to the limitations provided in the Warrant Agreement.

        If this Warrant Certificate shall be surrendered for exercise within any period during which the transfer books for the Company's common stock or other securities purchasable upon the exercise of Warrants are closed for any reason, the Company shall not be required to make delivery of certificates for the securities purchasable upon such exercise until the date of the reopening of said transfer books.

        The Registered Owner shall not be entitled to any of the rights of a stockholder of the Company prior to exercise hereof.

        Subject to the provisions of the Warrant Agreement, the Warrants may be redeemed at the option of the Company for a redemption price of $.001 per Warrant on not less than 30 days' notice, provided that (i) the closing bid price for the Company's common stock, as reported by the market on which the common stock trades, has exceeded the Exercise Price by $.50 for any 20 consecutive trading days, and (ii) any notice of the call for redemption is given not more than 10 business days after the conclusion of such 20 consecutive trading days. In the event the Company exercises its right to redeem the Warrants, the Warrants will be exercisable until the close of business on the date fixed for redemption in such notice. If any Warrant called for redemption is not exercised by such date, it will cease to be exercisable and the Registered Owner will be entitled only to the redemption price.

        Prior to due presentment for registration or transfer thereof, the Company and the Warrant Agent may treat the Registered Owner as the absolute owner hereof and of each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary, except as provided in the Warrant Agreement.

        This Warrant Certificate is not valid unless countersigned by the Warrant Agent.

        IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or in facsimile, by two of its officers thereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.


                                        Greengate Corporation
SEAL

                                        By:
                                             -----------------------------------
                                                                 , President
                                             --------------------

                                        By:
                                             -----------------------------------
                                                                 , Secretary
                                             --------------------


                                        COUNTERSIGNED:


                                        Corporate Stock Transfer, Inc., as
                                        Warrant Agent

                                        By:
                                             -----------------------------------
                                             Authorized Officer

                                    EXERCISE



        The undersigned Registered Owner hereby irrevocably elects to exercise _______ Warrants represented by this Warrant Certificate, and to purchase the shares of Common Stock of the Company issuable upon the exercise of such Warrants, and requests that certificates for such shares shall be issued in the name of:

-----------------------------------------------

-----------------------------------------------

-----------------------------------------------
(Please print or type name and address)

and be delivered to:

-----------------------------------------------

-----------------------------------------------

-----------------------------------------------
(Please print or type name and address)

Please insert social security
or other identifying number:
                              -------------------------

        and, if such number of Warrants shall not be all of the Warrants evidenced by the Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of and delivered to, the Registered Owner at the address stated below.

        IMPORTANT: The name of the person exercising this Warrant must correspond with the name of the Warrantholder written on the face of this Warrant Certificate in every particular, without alteration or any change whatever, unless it has been assigned by completing the Assignment form below.

Dated:               , 200
        -------------     -                 ------------------------------------
                                            Signature of Registered Owner

SIGNATURE GUARANTEE
                                            ------------------------------------
        Print name

        ---------------------------

        ---------------------------
        Address

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:


---------------------------------------

---------------------------------------

---------------------------------------
(Please print or type name and address)

Please insert social security
or other identifying number:
                              -------------------------

        ____________ of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints any officer of the Company or its transfer agent and registrar as lawful Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated:               , 200
        -------------     -                  -----------------------------------
                                             Signature of Registered Owner

                                             ------------------------------
                                             Print name

        IMPORTANT: Every registered owner of this Certificate must sign it to assign or otherwise transfer Warrants. The above signature or signatures must correspond with the name or names written on the face of this Warrant Certificate in every particular, without alteration, enlargement or any change whatever. Each signature should be "medallion" guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) with membership in an approved signature guarantee Medallion Program pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934.


SIGNATURE GUARANTEE:

                                                                    Exhibit B to
                                                               Warrant Agreement

No. W_________                                              ___________ Warrants

                         CLASS B REDEEMABLE COMMON STOCK
                          PURCHASE WARRANT CERTIFICATE

                              GREENGATE CORPORATION


        This certifies that for value received, _______________ or registered assigns (the "Registered Owner"), is the owner of _______ Class B redeemable common stock purchase warrants (the "Warrants"), each of which Warrants entitles the Registered Owner to purchase during the period commencing ___________, 200_ and expiring at 5:00 P.M. Mountain time on _____________, 200_, one fully paid and non-assessable share of common stock, $.0001 par value per share, of Greengate Corporation, a Delaware corporation (the "Company"), upon payment of $1.50 per share (the "Exercise Price"); provided, however, that the number of shares of the Company's common stock purchasable upon exercise of each Warrant may be increased or reduced and the Exercise Price adjusted in the event of certain contingencies provided for in the Warrant Agreement described below. Payment of the Exercise Price of Warrants represented by this Warrant Certificate shall be made in lawful money of the United States of America by check or wire transfer payment payable to the order of the Warrant Agent for the account of the Company.

        This Warrant Certificate and each Warrant represented hereby are issued pursuant to and are subject in all respects to the terms and conditions contained in the Warrant Agreement dated as of __________, 2002 between the Company and Corporate Stock Transfer, Inc. ("Warrant Agent"). Copies of the Warrant Agreement are on file at the office of the Warrant Agent.

        In order to exercise these Warrants, the form of election to purchase on the reverse side must be properly completed and executed. If Warrants represented by this Warrant Certificate are exercised with respect to fewer than all shares purchasable, certificates representing Warrants to purchase the remaining number of shares will be issued. The Company shall not be required to issue fractions of shares upon the exercise of Warrants.

        Warrants are transferable at the office of the Warrant Agent (or of its successor as Warrant Agent) by the Registered Owner thereof in person or by attorney duly authorized in writing, in the manner and subject to the limitations on transfer set forth in the Warrant Agreement, upon surrender of the Warrant Certificate and the payment of transfer taxes, if any. Upon any such transfer, a new Warrant Certificate or new Warrant Certificates of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of shares of the Company's common stock, will be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations set forth in the Warrant Agreement.

        This Warrant Certificate, when surrendered at the office of the Warrant Agent (or of its successor as Warrant Agent) by the Registered Owner in person or by attorney duly authorized in writing, may be exchanged for any other Warrant Certificates of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of shares, subject to the limitations provided in the Warrant Agreement.

        If this Warrant Certificate shall be surrendered for exercise within any period during which the transfer books for the Company's common stock or other securities purchasable upon the exercise of Warrants are closed for any reason, the Company shall not be required to make delivery of certificates for the securities purchasable upon such exercise until the date of the reopening of said transfer books.

        The Registered Owner shall not be entitled to any of the rights of a stockholder of the Company prior to exercise hereof.

        Subject to the provisions of the Warrant Agreement, the Warrants may be redeemed at the option of the Company for a redemption price of $.001 per Warrant on not less than 30 days' notice, provided that (i) the closing bid price for the Company's common stock, as reported by the market on which the common stock trades, has exceeded the Exercise Price by $.50 for any 20 consecutive trading days, and (ii) any notice of the call for redemption is given not more than 10 business days after the conclusion of such 20 consecutive trading days. In the event the Company exercises its right to redeem the Warrants, the Warrants will be exercisable until the close of business on the date fixed for redemption in such notice. If any Warrant called for redemption is not exercised by such date, it will cease to be exercisable and the Registered Owner will be entitled only to the redemption price.

        Prior to due presentment for registration or transfer thereof, the Company and the Warrant Agent may treat the Registered Owner as the absolute owner hereof and of each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary, except as provided in the Warrant Agreement.

        This Warrant Certificate is not valid unless countersigned by the Warrant Agent.

        IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or in facsimile, by two of its officers thereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.


                                        Greengate Corporation
SEAL

                                        By:
                                             -----------------------------------
                                                                 , President
                                             --------------------

                                        By:
                                             -----------------------------------
                                                                 , Secretary
                                             --------------------


                                        COUNTERSIGNED:


                                                                            , as
                                        ------------------------------------
                                        Warrant Agent

                                        By:
                                             -----------------------------------
                                             Authorized Officer

                                    EXERCISE



        The undersigned Registered Owner hereby irrevocably elects to exercise _______ Warrants represented by this Warrant Certificate, and to purchase the shares of Common Stock of the Company issuable upon the exercise of such Warrants, and requests that certificates for such shares shall be issued in the name of:

-----------------------------------------------

-----------------------------------------------

-----------------------------------------------
(Please print or type name and address)

and be delivered to:

-----------------------------------------------

-----------------------------------------------

-----------------------------------------------
(Please print or type name and address)

Please insert social security
or other identifying number:
                              -------------------------

        and, if such number of Warrants shall not be all of the Warrants evidenced by the Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of and delivered to, the Registered Owner at the address stated below.

        IMPORTANT: The name of the person exercising this Warrant must correspond with the name of the Warrantholder written on the face of this Warrant Certificate in every particular, without alteration or any change whatever, unless it has been assigned by completing the Assignment form below.

Dated:               , 200
        -------------     -                  -----------------------------------
                                             Signature of Registered Owner

SIGNATURE GUARANTEE
                                             -----------------------------------
        Print name

        ------------------------------

        ------------------------------
        Address

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:


---------------------------------------

---------------------------------------
(Please print or type name and address)

Please insert social security
or other identifying number:
                              -------------------------

        ____________ of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints any officer of the Company or its transfer agent and registrar as lawful Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated:               , 200
        -------------     -                  -----------------------------------
                                             Signature of Registered Owner

                                             -----------------------------------
                                             Print name

        IMPORTANT: Every registered owner of this Certificate must sign it to assign or otherwise transfer Warrants. The above signature or signatures must correspond with the name or names written on the face of this Warrant Certificate in every particular, without alteration, enlargement or any change whatever. Each signature should be "medallion" guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) with membership in an approved signature guarantee Medallion Program pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934.


SIGNATURE GUARANTEE: